                                                                    Exhibit 99.2


STERLING FINANCIAL CORPORATION (SLFI)
HIGHLIGHTS - PER SHARE INFORMATION AND RATIOS

                                                  NINE MONTHS ENDED                              YEAR ENDED
                                                     SEPTEMBER 30,          GROWTH               DECEMBER 31,
                                                  2001         2000          RATE        2000        1999         1998
                                                 ---------------------------------      --------------------------------
                PER SHARE DATA
Dividends                                        $ 0.58       $ 0.56          3.6%      $ 0.75       $ 0.72       $ 0.66
Earnings - diluted                                 1.20         0.96         25.0%        1.32         1.43         1.31
Operating - diluted                                1.20         1.14          5.3%        1.50         1.46         1.31
Realized book value                               11.50        10.74          7.1%       10.91        10.30         9.49
Book value                                        12.28        10.43         17.7%       11.11         9.79         9.96
Tangible book value                               12.19        10.33         18.0%       11.01         9.69         9.85

           FINANCIAL RATIOS ( 1 )
Net interest margin (FTE basis)                    3.93%        4.13%        -4.8%         4.03%        4.27%        4.35%
Efficiency ratio                                  63.50%       62.60%         1.4%       63.10%       62.30%       64.60%
Operating return on average assets                 1.14%        1.19%        -4.2%         1.16%        1.21%        1.20%
Equity to assets                                   8.56%        7.85%         9.1%        8.07%        7.89%        8.53%
Operating return on average realized equity       14.36%       14.32%         0.3%       14.05%       14.76%       14.36%
Dividend payout                                   48.33%       58.33%       -17.1%        56.82%       50.42%       50.30%

             REGULATORY CAPITAL
Total capital to risk weighted assets              11.1%        11.4%        -2.6%         11.5%        11.6%        11.6%
Tier 1 capital to risk weighted assets             10.2%        10.5%        -2.9%         10.5%        10.6%        10.7%
Tier 1 capital to risk average assets               7.9%         8.0%        -1.3%          8.0%         7.7%         8.4%

(1) Excludes merger and restructuring charges, net of taxes of $2,264 and $374 for years ended Dec. 31, 2000 and 1999, and $2,252 for the nine months ended Sept. 30, 2000.

STERLING FINANCIAL CORPORATION (SLFI)
HIGHLIGHTS - SUMMARY FINANCIAL INFORMATION

                                                NINE MONTHS ENDED                             YEAR ENDED
                                                   SEPTEMBER 30,         GROWTH               DECEMBER 31,
(dollars in thousands)                          2001          2000        RATE       2000          1999          1998
                                             ----------------------------------   ---------------------------------------
            STATEMENTS OF CONDITION

Securities                                   $  549,208    $  461,523     19.0%    $  486,381    $  430,627    $  395,663
Loans, net                                    1,055,019     1,023,260      3.1%     1,021,499       946,583       867,264
Deposits                                      1,492,161     1,374,903      8.5%     1,420,300     1,288,814     1,218,978
Borrowed money                                  118,868       138,980    -14.5%       139,506       125,997        98,688
Stockholders' equity                            153,671       130,913     17.4%       139,347       122,760       125,129
Assets                                        1,794,779     1,668,222      7.6%     1,726,138     1,556,323     1,466,105

             STATEMENTS OF INCOME

Net interest income (FTE basis)              $   47,028    $   44,999      4.5%    $   59,976    $   58,423    $   54,264
Provision for loan losses                         1,088           447    143.4%           605         1,060         2,016
Noninterest income                               32,598        27,809     17.2%        37,508        33,539        31,698
Noninterest expense (1)                          54,975        49,903     10.2%        67,305        62,036        58,534
Pretax operating income (FTE basis) (1)          23,563        22,458      4.9%        29,574        28,866        25,412
FTE adjustment                                    4,202         3,799     10.6%         5,158         4,201         3,148
Income tax expense (1)                            4,312         4,344     -0.7%         5,585         6,306         5,670
Operating income (1)                             15,049        14,315      5.1%        18,831        18,359        16,594
Merger related and restructuring charges,
   net of tax                                        --         2,252   -100.0%         2,264           374            --
Net income                                       15,049        12,063     24.8%        16,567        17,985        16,594

(1) Excludes merger and restructuring charges, net of taxes of $2,264 and $374 for years ended Dec. 31, 2000 and 1999, and $2,252 for the nine months ended Sept. 30, 2000.

STERLING FINANCIAL CORPORATION (SLFI)
HIGHLIGHTS - ASSET QUALITY AND RESERVE INFORMATION

                                                                    NINE MONTHS ENDED                    YEAR ENDED
                                                                      SEPTEMBER 30,                      DECEMBER 31,
(dollars in thousands)                                              2001         2000           2000         1999          1998
                                                                  ---------------------       ----------------------------------
        NONACCRUAL, PAST DUE AND RESTRUCTURED LOANS
Nonaccrual loans                                                  $ 7,102       $ 2,058       $ 3,102       $   771       $ 1,425
Accruing loans, past due 90 days or more                            1,210           992         1,145           882         1,079
Restructured loans                                                    534         1,936         1,851         1,961         1,993
                                                                  ---------------------       ----------------------------------
     Non-performing loans                                           8,846         4,986         6,098         3,614         4,497
Foreclosed assets                                                     217           381           469           504           261
                                                                  ---------------------       ----------------------------------
     Non-performing assets                                        $ 9,063       $ 5,367       $ 6,567       $ 4,118       $ 4,758
                                                                  =====================       ===================================
Ratios:
  Non-performing loans to total loans                                0.83%         0.48%         0.59%         0.38%         0.51%
  Non-performing assets to total loans and foreclosed assets         0.85%         0.52%         0.64%         0.43%         0.54%
  Non-performing assets to total assets                              0.50%         0.32%         0.38%         0.26%         0.32%

           RESERVES AND LOAN LOSS EXPERIENCE
Provision for loan losses                                         $ 1,088       $   447       $   605       $ 1,060       $ 2,016
Net loans charged-off                                               1,211           600           764           660         1,591
Allowance for loans losses                                         11,593        11,722        11,716        11,875        11,475
Ratios:
  Net loans charged-off to average loans outstanding                 0.15%         0.08%         0.08%         0.07%         0.18%
  Net loans charged-off to provision for loan losses                111.3%        134.2%        126.2%         62.3%         78.9%
  Allowance for loan losses to loans outstanding                     1.09%         1.13%         1.13%         1.24%         1.31%
  Allowance for loans losses to non-performing loans               131.05%       235.10%       192.10%       328.60%       255.20%


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